Statements of Changes in Net Assets Available for Benefits - EBP 002 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Interest and dividends	$ 4,228,675	$ 3,305,884
Net appreciation in fair value of investments	17,673,583	13,689,410
Total investment gain	21,902,258	16,995,294
Interest income on notes receivable from participants	309,268	247,826
Contributions:
Participants	7,400,860	6,501,416
Employer	4,291,881	3,790,600
Rollovers	1,020,414	633,620
Total contributions	12,713,155	10,925,636
Total additions	34,924,681	28,168,756
Deductions from net assets attributed to:
Administrative expenses	217,346	240,200
Benefits paid to participating employees	13,193,277	19,258,622
Total deductions	13,410,623	19,498,822
Net increase before transfers	21,514,058	8,669,934
Transfer out to another plan (see Note 11)	0	(7,832,029)
Net increase after transfer out	21,514,058	837,905
Beginning of year	137,444,523	136,606,618
End of year	$ 158,958,581	$ 137,444,523